UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2015

Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (540) 984-4141

Not applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD:  On September 10, 2015, Shenandoah Telecommunications Company participated with an investor presentation at the Drexel Hamilton Telecom, Media & Technology Conference in New York City.  The materials attached hereto as Exhibit 99.1 were presented at the meeting.  The presentation is also available on the Company’s website.

The presentation may contain forward-looking statements about Shenandoah Telecommunications regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties.  Shenandoah Telecommunications undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shenandoah Telecommunications believes they provide relevant and useful information to investors. Shenandoah Telecommunications utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shenandoah Telecommunications also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished with this Current Report on Form 8-K.

99.1	September 2015 Drexel Hamilton Telecom, Media & Technology Conference New York Investor Presentation Slides

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY
                        (Registrant)

September 10, 2015	/s/ Adele M. Skolits
Adele M. Skolits
Vice President - Finance and
Chief Financial Officer
(Duly Authorized Officer)

3